UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 8, 2024

Date of Report (Date of earliest event reported)

DALRADA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

wyoming	000-12641	38-3713274
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

600 La Terraza Blvd., Escondido, California		92025
(Address of principal executive offices)		(Zip Code)

(858) 283-1253

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	OTHER EVENTS

The purpose of this Form 8-K filing is to communicate certain events that occurred in fiscal year 2023 and certain forward-looking information. For Fiscal year 2023, Dalrada Financial Corp. recorded a 54.3% increase in revenue over the prior year. Much of the 2023 revenue growth was from Dalrada’s Genefic segment. Looking forward, Dalrada’s expansion through its Dalrada Climate Technology segment is expecting substantial growth in the United States as well as in Spain, France and Morocco. For additional information please see Exhibit 20.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(D) Exhibits

20.1	Shareholder Letter
104	Cover Page Interactive Data File (formatted in iXBRL)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 8, 2024	DALRADA FINANCIAL CORPORATION

	By:	/s/ Brian Bonar
Brian Bonar, CEO

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